Exhibit 99.14

                       GE CAPITAL MORTGAGE SERVICES, INC.

                           DISTRIBUTION DATE STATEMENT

                                 SEPTEMBER 1997

                   REMIC Multi-Class Pass-Through Certificates

                                  Series 1997-6

     Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a) The amounts below (other than for Class R) are for a Single Certificate of $1,000:

     i)   The amount of such distribution allocable to principal:

     Class 6-A1.......$       23.10647681     Class 6-A13.....$       0.00000000
     Class 6-A2.......$        0.00000000     Class 6-A14.....$       0.00000000
     Class 6-A3.......$        0.00000000     Class 6-A15.....$       0.00000000
     Class 6-A4.......$        0.67420386     Class 6-A16.....$      23.10647682
     Class 6-A5.......$        0.00000000     Class 6-A17.....$      23.10647673
     Class 6-A6.......$       15.24073253     Class 6-A18.....$      23.10647691
     Class 6-A7.......$        0.00000000     Class 6-PO......$       8.24677860
     Class 6-A8.......$        0.67420381     Class 6-M.......$       0.67420387
     Class 6-A9.......$        0.00000000     Class 6-B1......$       0.67420476
     Class 6-A10......$       42.42300550     Class 6-B2......$       0.67420399
     Class 6-A11......$      251.98762605     Class 6-B3......$       0.67420243
     Component A11A...$        0.00000000     Class 6-B4......$       0.67420776
     Component A11B...$      288.33000000     Class 6-B5......$       0.67419773
     Class 6-A12......$       13.89885246     Class 6-R.......$       0.00000000

     ii) Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to Section 2.02,
          2.03 (b) or 3.16, respectively,  and any amounts deposited pursuant to
          Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date):

     Class 6-A1.......$       22.12171530     Class 6-A14.....$       0.00000000
     Class 6-A2.......$        0.00000000     Class 6-A15.....$       0.00000000
     Class 6-A3.......$        0.00000000     Class 6-A16.....$      22.12171531
     Class 6-A4.......$        0.64547036     Class 6-A17.....$      22.12171523

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     Class 6-A5.......$        0.00000000     Class 6-A18.....$      22.12171540
     Class 6-A6.......$       14.59119661     Class 6-PO......$       7.89531394
     Class 6-A7.......$        0.00000000     Class 6-M.......$       0.00000000
     Class 6-A8.......$        0.64547031     Class 6-B1......$       0.00000000
     Class 6-A9.......$        0.00000000     Class 6-B2......$       0.00000000
     Class 6-A10......$       40.61500408     Class 6-B3......$       0.00000000
     Class 6-A11......$      241.24831186     Class 6-B4......$       0.00000000
     Component A11A...$        0.00000000     Class 6-B5......$       0.00000000
     Component A11B...$      276.04183130     Class 6-R.......$       0.00000000
     Class 6-A12......$       13.30650534
     Class 6-A13......$        0.00000000

     iii) The amount of such distribution to the Certificateholders of each class, allocable to Interest:

     Class 6-A1.......$        6.04341314     Class 6-A15.....$       6.24873990
     Class 6-A2.......$        6.24874042     Class 6-A16.....$       5.76138731
     Class 6-A3.......$        6.24874111     Class 6-A17.....$       5.84196610
     Class 6-A4.......$        6.24039281     Class 6-A18.....$       7.25209621
     Class 6-A5.......$        6.24874086     Class 6-M.......$       6.24039339
     Class 6-A6.......$        6.21139171     Class 6-B1......$       6.24039391
     Class 6-A7.......$        6.24873897     Class 6-B2......$       6.24039276
     Class 6-A8.......$        6.24039267     Class 6-B3......$       6.24037550
     Class 6-A9.......$        6.24873912     Class 6-B4......$       6.24029712
     Class 6-A10......$        6.04657450     Class 6-B5......$       6.24035812
     Class 6-A11......$        0.00000000     Class 6-R.......$       0.00000000
     Component A11A...$        0.00000000     Class 6-S.......$       0.62029654
     Component A11B...$        0.00000000
     Class 6-A12......$        6.07672131
     Class 6-A13......$        6.24874030
     Class 6-A14......$        0.00000000

     iv)  Accrual Amount:

                Class A11A Component       $          0.00
                Class A11B Component       $      3,724.29
                Class A14 Component        $        847.83

     v)   The amount of servicing  compensation  received by the Company  during
          the month preceding the month of distribution:........$      83,810.67

(b)  The amounts below are for the aggregate of all Certificates.

     vi) The Pool Scheduled Principal Balances of each Mortgage Pool on the preceding Due Date after giving effect to all distributions allocable to principal made on such Distribution Date:..........$ 386,363,274.16
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          The aggregate number of Mortgage Loans included in the
          Scheduled Principal Balance set forth above:...........          1,304

     vii) The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such Distribution Date:

                                         Class Certificate       Single
                                         Principal Balance  Certificate Balance
                                         -----------------  -------------------

          Class 6-A1...................$     52,306,734.53   $       944.03
          Class 6-A2...................$     27,152,000.00   $     1,000.00
          Class 6-A3...................$      8,015,000.00   $     1,000.00
          Class 6-A4...................$     56,885,423.17   $       997.99
          Class 6-A5...................$      6,001,105.00   $     1,000.00
          Class 6-A6...................$     39,764,028.23   $       978.78
          Class 6-A7...................$      1,927,000.00   $     1,000.00
          Class 6-A8...................$     19,773,173.50   $       997.99
          Class 6-A9...................$      3,680,965.00   $     1,000.00
          Class 6-A10..................$      9,846,197.00   $       925.22
          Class 6-A11..................$              0.00   $         0.00
          Component A11A...............$              0.00   $         0.00
          Component A11B...............$              0.00   $         0.00
          Class 6-A12..................$         58,471.94   $       958.56
          Class 6-A13..................$     14,305,000.00   $     1,000.00
          Class 6-A14..................$        136,528.06   $     1,018.87
          Class 6-A15..................$      8,802,874.00   $     1,000.00
          Class 6-A16..................$     23,679,890.13   $       944.03
          Class 6-A17..................$     78,075,993.04   $       944.03
          Class 6-A18..................$     18,537,952.16   $       944.03
          Class 6-PO...................$        414,058.99   $       989.77
          Class 6-M....................$      6,000,309.36   $       997.99
          Class 6-B1...................$      4,000,205.91   $       997.99
          Class 6-B2...................$      3,000,154.18   $       997.99
          Class 6-B3...................$      2,000,102.46   $       997.99
          Class 6-B4...................$        600,030.44   4       997.99
          Class 6-B5...................$      1,400,077.06   $       997.99
          Class 6-R....................$              0.00   $         0.00
          Class 6-S....................$    367,446,987.88   $       962.97

     viii)The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage Loan:

          book value...................................$               0.00
          unpaid principal balance.....................$               0.00
          number of related mortgage loans.............                   0

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     ix)  The  aggregate  number and  aggregate  Principal  Balances of Mortgage
          Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were:

          (a)  delinquent
               (1)  30-59 days
                       Number        20    Principal Balance $  5,767,153.02
               (2)  60-89 days
                       Number         0    Principal Balance $          0.00
               (3)  90 days or more
                       Number         1    Principal Balance $    240,000.00

          (b)  in foreclosure
                       Number         0    Principal Balance $          0.00

     x) The Scheduled Principal Balance of any Mortgage Loan and number of replaced pursuant to Section 2.03(b), and of any Modified Mortgage Loan purchased pursuant to Section 3.01(c):
                                        $        0.00        $          0.00

     xi) The Scheduled Principal Balance of any Mortgage Loan and number of any Modified Mortgage Loan purchased pursuant to Section 3.01(c):
                                        $        0.00        $          0.00

     xii) The Certificate Interest Rates, applicable to the Interest Accrual Period relating to such Distribution Date:

              Class 6-S: .......................      0.399822%

     xiii) Senior Percentage for such Distribution Date:            95.65904500%

     xiv) Category A-Senior Percentage for such Distribution Date:  68.61788000%

     xv)  Category B-Senior Percentage for such Distribution Date:  19.77442500%

     xvi) Category C-Senior Percentage for such Distribution Date:   7.26674000%

     xvii)Category A-Percentage for such Distribution Date:         71.73172200%

     xviii)Category B-Percentage for such Distribution Date:        20.67177800%

     xix) Category C-Percentage for such Distribution Date:          7.59650000%

     xx)  Group I Senior Percentage for such Distribution Date:     72.38537600%

     xxi) Category A-Group I Senior Percentage for such
          Distribution Date:                                        54.09292300%

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     xxii)Category B-Group I Senior Percentage for such
          Distribution Date:                                        14.72560100%

     xxiii)Category C-Group I Senior Percentage for such
          Distribution Date:                                         3.56685200%

     xxiv)Category C-Group I Scheduled Distribution Percentage for
          such Distribution Date:                                    7.26674000%

     xxv) Group II Senior Percentage for such Distribution Date:    23.27366900%

     xxvi)Category A-Group II Senior Percentage for such
          Distribution Date:                                        14.52495700%

     xxvii)Category B-Group II Senior Percentage for such
          Distribution Date:                                         5.04882400%

     xxviii)Category C-Group II Senior Percentage for such
          Distribution Date:                                         3.69988800%

     xxix) Category C-Group II Scheduled Distribution Percentage for such
          Distribution Date:                                         0.00000000%

     xxx) Senior Prepayment Percentage for such Distribution Date: 100.00000000%

     xxxi)Category A-Senior Prepayment Percentage for such
          Distribution Date:                                        71.73172200%

     xxxii)Category B-Senior Prepayment Percentage for such
          Distribution Date:                                        20.67177800%

     xxxiii)Category C-Senior Prepayment Percentage for such
          Distribution Date:                                         7.59650000%

     xxxiv) Group I Senior Prepayment Percentage for such
          Distribution Date:                                       100.00000000%

     xxxv) Category A-Group I Senior Prepayment Percentage for such
          Distribution Date:                                        71.73172200%

     xxxvi) Category B-Group I Senior Prepayment Percentage for such
          Distribution Date:                                        20.67177800%

     xxxvii)Category C-Group I Senior Prepayment Percentage for such
          Distribution Date:                                         7.59650000%

     xxxviii)Group II Senior Prepayment Percentage for such
          Distribution Date:                                         0.00000000%

     xxxix) Category A-Group II Senior Prepayment Percentage for such
          Distribution Date:                                         0.00000000%

     xxxx)  Category B-Group II Senior Prepayment Percentage for such
          Distribution Date:                                         0.00000000%
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     xxxxi) Category C-Group II Senior Prepayment Percentage for such
          Distribution Date:                                         0.00000000%

     xxxxii) Junior Percentage for such Distribution Date:           4.34095500%

     xxxxiii) Junior Prepayment Percentage for such Distribution
          Date: ...                                                  0.00000000%